Earnings per Share	12 Months Ended
Mar. 31, 2019
Earnings per share [abstract]
Earnings per Share
Earnings per Share
The basis for calculating basic and diluted earnings per share (“EPS”) (attributable to owners) is as follows:

	As of March 31
	2017	2018	2019
Net profit for the year attributable to owners of the Company:
Net profit for the year attributable to owners of the Company JPY (millions)	¥114,940	¥186,886	¥109,126
Net profit used for calculation of earnings per share JPY (millions)	¥114,940	¥186,886	¥109,126
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [basic]	781,096	780,812	961,477
Dilutive effect (thousands of shares)	4,792	5,895	5,420
Weighted-average number of ordinary shares outstanding during the year (thousands of shares) [diluted]	785,888	786,707	966,897

Earnings per share
Basic (JPY)	147.15	239.35	113.50
Diluted (JPY)	146.26	237.56	112.86

Basic EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted average number of ordinary shares outstanding during the year. This calculation excludes the average number of treasury shares. Diluted EPS is calculated by dividing the net profit for the year attributable to owners of the Company, with the weighted-average number of ordinary shares outstanding during the year plus the weighted-average number of ordinary shares that would be issued upon conversion of all the dilutive ordinary shares into ordinary shares.
There were 901 thousand shares, such as stock options that are anti-dilutive, not included in the calculation of diluted earnings per share for the year ended March 31, 2017, and 814 thousand such anti-dilutive shares not included for the year ended March 31, 2019. There were no anti-dilutive shares for the years ended March 31, 2018.